UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

August 2, 2011
Date of Report (Date of earliest event reported)

AgFeed Industries, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-33674	20-2597168
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

100 Bluegrass Commons Blvd.
Suite 310
Hendersonville, Tennessee		37075
(Address of principal executive offices)		(Zip Code)

(917) 804-3584
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure.

AgFeed Industries, Inc. (the “Company”) is holding its annual meeting of stockholders on August 2, 2011.  A copy of the presentation to be delivered by members of management at this meeting are attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The presentation material is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for any purpose.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits:

99.1	Annual meeting presentation, dated August 2, 2011, of AgFeed Industries, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGFEED INDUSTRIES, INC.

Dated: August 2, 2011

	By:	/s/ John A. Stadler
John A. Stadler
Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Annual meeting presentation, dated August 2, 2011, of AgFeed Industries, Inc.